Small Cap Equity Fund

Supplement dated August 1, 2013 to the current Prospectuses and Statement of Additional Information

Robert P. Shea, CFA, no longer serves as a portfolio manager of the fund. Accordingly, all references to Robert P. Shea, CFA, as a portfolio manager on the investment management team of the fund are removed from the Prospectuses and Statement of Additional Information for all share classes of the fund.

The other portfolio managers of the fund, Daniel H. Cole, CFA and Thomas L. Holman, continue to serve as portfolio managers of the fund.

You should read this Supplement in conjunction with the Prospectuses and Statement of Additional Information and retain it for future reference.